BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                       FERTILITY CENTERS OF ILLINOIS, S.C.


         THIS AMENDMENT NO. 10 TO SERVICE AGREEMENT ("Amendment No. 10"), is dated as of January 1, 2005 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at Two Manhattanville Road, Purchase, New York 10577 ("INMD") and Fertility Centers of Illinois, an Illinois Medical Service corporation, with a place of business at 3703 West Lake Avenue, Suite 310, Glenview, Illinois corporation, ("PC").

                                    RECITALS:

         WHEREAS, INMD and PC are parties to a Service Agreement dated February 28, 1997, as amended (the "Agreement");and

         WHEREAS, INMD and PC wish to amend further the Agreement, in pertinent part to clarify certain financial and other terms and conditions;

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Agreement, as amended, INMD and PC agree as follows:


1. Section 6.1.4 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

            "6.1.4 effective January 1, 2005, during each year of this Agreement, an Additional Service Fee, paid monthly but reconciled quarterly, in accordance with the following table:

            Applicable Year           Additional Service Fee
            ---------------           ----------------------

            2005                      12% of Revenue, not to exceed 10% of PDE
            2006                      12% of Revenue, not to exceed 10 % of PDE
            2007 and thereafter       12% of Revenue, not to exceed 10% of PDE

         Notwithstanding anything in this Section 6.1.4 to the contrary, beginning January 1, 2007, the minimum annual Additional Service Fee paid to IntegraMed under this Agreement shall not be less than $932,484 per year but in no event shall exceed 20% of PDE, and the maximum annual Additional Service Fee paid to IntegraMed shall not exceed $1,865,000."

2. All other provisions of the Agreement, as amended, not in conflict with this Amendment No. 10 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 10 as the date first written above.

INTEGRAMED AMERICA, INC.



By: /s/Jay Higham
    ---------------------------------
       Jay Higham, President

FERTILITY CENTERS OF ILLINOIS, S.C.



By:/s/Aaron S. Lifchez
   ----------------------------------
      Aaron S. Lifchez, M.D., President